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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 10, 1998



                                    KIRBY CORPORATION
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             (Exact name of registrant as specified in its charter)


                Nevada                   1-7615               74-1884980
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    (State or other jurisdiction       (Commission           (IRS Employer
          of incorporation)            File Number)        Identification No.)



   1775 St. James Place, Suite 200, Houston, Texas            77056-3453
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (713) 435-1000


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Between March 10 and March 13, 1998, Kirby Corporation ("Kirby") consummated an Asset Purchase Agreement dated as of January 28, 1998 by and between Kirby, Kirby's wholly-owned subsidiaries, Sabine Transportation Company (a Delaware corporation) and Kirby Tankships, Inc. (collectively the "Kirby Subsidiaries") and Hvide Marine Incorporated ("Hvide") and Sabine Transportation Company (an Iowa corporation) ("STCI") (collectively the "Buyers"). The Kirby Subsidiaries sold seven U.S. flag offshore product tankers, land and facilities in Port Arthur, Texas and its harbor service operations to the Buyers for an aggregate $38.6 million in cash. Hvide purchased two tankers, the land and facilities and the harbor service operation for $31.4 million and STCI purchased five tankers for $7.2 million. The $38.6 million cash proceeds were used to pay off Kirby's bank revolving credit agreement and for short-term investments.

The purchase price was determined through arms-length negotiation between representatives of the Kirby Subsidiaries and the Buyers. There exists no material relationship between the Buyer and Kirby or any of the Kirby Subsidiaries, or any of its affiliates, any officer or director of Kirby or any associate of any officer or director of Kirby.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement, dated January 28, 1998, by and between Hvide Marine Incorporated, Sabine Transportation Company (an Iowa corporation), Kirby Corporation, Sabine Transportation Company (a Delaware corporation) and Kirby Tankships, Inc. The schedules to the foregoing Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Commission upon request.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Kirby Corporation
                                      (Registrant)

                                      By:  /s/ G. Stephen Holcomb
                                         -----------------------------------
                                             G. Stephen Holcomb
                                             Vice President and Controller

Dated March 25, 1998

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                                EXHIBIT INDEX

        2.1 Asset Purchase Agreement, dated January 28, 1998, by and between Hvide Marine Incorporated, Sabine Transportation Company (an Iowa corporation), Kirby Corporation, Sabine Transportation Company (a Delaware corporation) and Kirby Tankships, Inc. The schedules to the foregoing Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Commission upon request.